Exhibit 99.2

HRPT PROPERTIES TRUST

First Quarter 2008

Supplemental Operating and Financial Data

All amounts in this report are unaudited, except for the

December 31, 2007 Consolidated Balance Sheet.

WARNING REGARDING

FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT CONTAINS STATEMENTS AND IMPLICATIONS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.   ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.

IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS ARE:

•   CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS,

•   COMPETITION WITHIN THE REAL ESTATE INDUSTRY OR THOSE INDUSTRIES IN WHICH OUR TENANTS OPERATE,

•   CHANGES IN FEDERAL, STATE AND LOCAL LEGISLATION, AND

•   IF THE AVAILABILITY OF DEBT CAPITAL REMAINS RESTRICTED OR BECOMES MORE RESTRICTED, WE MAY BE UNABLE TO REFINANCE OR REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE OR ON TERMS WHICH ARE AS FAVORABLE AS WE NOW HAVE.

FOR EXAMPLE:

•   SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF OUR PROPERTIES,

•   RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE,

•   OUR TENANTS MAY EXPERIENCE LOSSES AND BECOME UNABLE TO PAY OUR RENTS,

•   CONTINGENCIES IN OUR COMMITTED ACQUISITIONS AND SALES MAY CAUSE THESE TRANSACTIONS NOT TO OCCUR OR TO BE DELAYED,

•   WE MAY BE UNABLE TO IDENTIFY PROPERTIES WHICH WE WANT TO BUY OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES,

•   WE MAY BE UNABLE TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS AND FUTURE DISTRIBUTIONS MAY BE SUSPENDED OR PAID AT A LESSER RATE THAN THE DISTRIBUTIONS WE NOW PAY, AND

OTHER RISKS MAY ADVERSELY IMPACT US, AS DESCRIBED MORE FULLY IN OUR ANNUAL REPORT ON FORM
10-K FOR THE YEAR ENDED DECEMBER 31, 2007, UNDER "ITEM 1A. RISK FACTORS."

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON ANY FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

COMPANY PROFILE

The Company:

HRPT Properties Trust, or HRP, is a real estate investment trust, or REIT, which primarily owns office buildings located throughout the United States.  The majority of our properties are commercial office buildings located in suburban areas and central business districts, or CBDs, of major metropolitan markets.  As of March 31, 2008, we also owned approximately 17 million square feet of leased industrial and commercial lands in Oahu, Hawaii.  We have large concentrations of properties leased to tenants with good credit characteristics, such as the U.S. Government.  We have been investment grade rated since 1994 and we are included in a number of financial indices, including the Russell 1000®, the MSCI US REIT Index, the S&P REIT Composite Index and the FTSE NAREIT Composite Index.

Strategy:

Our primary business strategy is to efficiently operate our properties to maintain high occupancies, at market rents, with strong credit quality tenants.  We attempt to maintain an investment portfolio that is balanced between “security” and “growth”.  The security part of our portfolio includes properties that are long term leased or leased to tenants we believe are likely to renew their occupancy, such as government agencies, and our leased lands in Hawaii.  The growth part of our portfolio includes our multi-tenant commercial office buildings, which we believe may generate higher rents and appreciate in value in the future because of their physical qualities and locations.  Although we sometimes sell properties, we consider ourselves to be a long term investor and are more interested in the long term earnings potential of our properties than selling properties for short term gains.  We currently do not have any investments in joint venture or off balance sheet entities.  We generally undertake few speculative development projects, and we will sometimes do a build to suit development project.

Management:

HRP is managed by Reit Management & Research LLC, or RMR.  RMR was founded in 1986 to manage public investments in real estate.  As of March 31, 2008, RMR managed one of the largest portfolios of publicly owned real estate in North America, including nearly 1,300 properties, located in 45 states, the District of Columbia, Puerto Rico and Ontario, Canada.  RMR has approximately 500 employees in its headquarters and regional offices located throughout the Country.  In addition to managing HRP, RMR and its affiliates also manage Hospitality Properties Trust, a publicly traded REIT that owns hotels and travel centers, and Senior Housing Properties Trust, a publicly traded REIT that owns healthcare properties.  An affiliate of RMR, RMR Advisors, is the investment manager of several publicly traded mutual funds, the RMR Funds, which principally invest in securities of real estate companies (excluding securities of companies managed by RMR and its affiliates).  The public companies managed by RMR and its affiliates had combined total market capitalization of approximately $15 billion as of March 31, 2008.  We believe that being managed by RMR is a competitive advantage for HRP because RMR provides HRP with a depth and quality of management and experience which may be unequaled in the real estate industry.  We also believe RMR provides management services to HRP at costs that are lower than HRP would have to pay for similar quality services.

Corporate Headquarters:

400 Centre Street

Newton, MA  02458

(t)  (617) 332-3990

(f)  (617) 332-2261

Stock Exchange Listing:

New York Stock Exchange

Trading Symbols:

Common Stock — HRP

Preferred Stock Series B — HRP-B

Preferred Stock Series C — HRP-C

Preferred Stock Series D — HRP-D

Senior Unsecured Debt Ratings:

Moody’s — Baa2

Standard & Poor’s — BBB

Portfolio Data (as of 3/31/08):

Total properties	537
Total sq. ft. (000s)	65,315
Percent leased	91.6%

Portfolio Concentration by Sq. Ft. (as of 3/31/08):

		Industrial
	Office	and Other	Total
CBD	18.6%	0.3%	18.9%
Suburban	36.8%	44.3%	81.1%
Total	55.4%	44.6%	100.0%

Portfolio Concentration by NOI (Q1 2008) (1):

		Industrial
	Office	and Other	Total
CBD	31.2%	0.2%	31.4%
Suburban	48.7%	19.9%	68.6%
Total	79.9%	20.1%	100.0%

Portfolio Concentration by Major Market:

	3/31/08	Q1 2008
	Sq. Ft.	NOI
Metro Philadelphia, PA	8.3%	13.2%
Oahu, HI	27.4%	10.1%
Metro Washington, DC	4.1%	9.4%
Southern California	2.2%	6.9%
Metro Boston, MA	4.7%	6.6%
Metro Austin, TX	4.2%	4.8%
Other Markets	49.1%	49.0%
Total	100.0%	100.0%

(1)

We compute NOI, or property net operating income, as rental income from real estate less property operating expenses; NOI excludes income from other investments; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy
Managing Trustee

Patrick F. Donelan
Independent Trustee

William A. Lamkin
Independent Trustee

Adam D. Portnoy
Managing Trustee

Frederick N. Zeytoonjian
Independent Trustee

Senior Management

John A. Mannix
President and Chief Operating Officer

John C. Popeo
Treasurer, Chief Financial Officer and Secretary

David M. Lepore
Senior Vice President

Jennifer B. Clark
Senior Vice President

Contact Information

Investor Relations
HRPT Properties Trust
400 Centre Street
Newton, MA 02458
(t) (617) 332-3990
(f) (617) 332-2261
(e-mail) info@hrpreit.com
(website) www.hrpreit.com

Inquiries

Financial inquiries should be directed to John C. Popeo, Treasurer and Chief Financial Officer, at (617) 332-3990 or jpopeo@reitmr.com.

Investor and media inquiries should be directed to Timothy A. Bonang, Manager of Investor Relations, at (617) 796-8222 or tbonang@hrpreit.com, or Katherine L. Johnston, Investor Relations Analyst, at (617) 796-8222 or kjohnston@hrpreit.com.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

RESEARCH COVERAGE

Equity Research Coverage

Cantor Fitzgerald
Philip Martin
(312) 469-7485

Citigroup
Michael Bilerman
(212) 816-1383

Ferris, Baker Watts
Charles Place
(410) 659-4657

Merrill Lynch
Ian Weissman
(212) 449-6255

Morgan Stanley
David Cohen
(212) 761-8564

RBC Capital Markets
David Rodgers
(216) 378-7626

Raymond James
Paul Puryear
(727) 573-3800

Stifel, Nicolaus
John Guinee
(410) 454-5520

UBS
James Feldman
(212) 713-4932

Debt Research Coverage

Citigroup
Thomas Cook
(212) 723-1112

Merrill Lynch
John Forrey
(212) 449-1812

Wachovia
Thierry Perrin
(704) 715-8455

Rating Agencies

Moody’s Investors Service
Maria Maslovsky
(212) 553-4831

Standard and Poor’s
Linda Phelps
(212) 438-3059

HRPT is followed by the analysts and its publicly held debt and preferred shares are rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding HRPT’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HRPT or its management.  HRPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	3/31/2008		12/31/2007		9/30/2007		6/30/2007		3/31/2007

Shares Outstanding:
Common shares outstanding (at end of period)	225,444		225,444		212,457		211,947		211,057
Common shares outstanding (at end of period) – diluted (1)	254,637		254,637		241,650		241,139		240,249
Preferred shares outstanding (at end of period) (1)	28,180		28,180		33,180		33,180		33,180
Weighted average common shares and units outstanding - basic	225,444		222,927		212,078		211,721		210,609
Weighted average common shares and units outstanding - diluted (1)	254,637		252,120		241,271		240,914		239,802

Common Share Data:
Price at end of period	$6.73		$7.73		$9.89		$10.40		$12.30
High during period	$8.56		$10.49		$10.90		$12.72		$13.67
Low during period	$6.58		$7.40		$9.06		$10.13		$12.04
Annualized dividends paid per share	$0.84		$0.84		$0.84		$0.84		$0.84
Annualized dividend yield (at end of period)	12.5%		10.9%		8.5%		8.1%		6.8%

Market Capitalization:
Total debt (book value)	$2,911,699		$2,774,160		$2,674,859		$2,614,133		$2,499,305
Plus: market value of preferred shares (at end of period)	557,678		586,010		800,245		817,108		860,432
Plus: market value of common shares (at end of period)	1,517,238		1,742,682		2,101,200		2,204,249		2,596,001
Total market capitalization	$4,986,615		$5,102,852		$5,576,304		$5,635,490		$5,955,738
Total debt / total market capitalization	58.4%		54.4%		48.0%		46.4%		42.0%

Book Capitalization:
Total debt	$2,911,699		$2,774,160		$2,674,859		$2,614,133		$2,499,305
Plus: total stockholders’ equity	2,870,279		2,902,883		2,938,536		2,961,698		2,979,177
Total book capitalization	$5,781,978		$5,677,043		$5,613,395		$5,575,831		$5,478,482
Total debt / total book capitalization	50.4%		48.9%		47.7%		46.9%		45.6%

Selected Balance Sheet Data:
Total assets	$5,959,846		$5,859,332		$5,800,512		$5,750,889		$5,636,768
Total liabilities	$3,089,567		$2,956,449		$2,861,976		$2,789,191		$2,657,591
Gross book value of real estate assets (2)	$6,501,910		$6,367,166		$6,261,302		$6,198,307		$6,022,930
Total debt / gross book value of real estate (2)	44.8%		43.6%		42.7%		42.2%		41.5%

Selected Income Statement Data (3):
Rental income	$215,164		$214,006		$211,217		$209,995		$205,050
EBITDA (4)	$121,157		$120,608		$119,917		$120,272		$116,930
Property net operating income (NOI) (5)	$130,201		$128,785		$128,449		$128,829		$125,049
NOI margin (6)	60.5%		60.2%		60.8%		61.3%		61.0%
Net income	$27,406		$27,479		$32,154		$31,474		$33,148
Preferred distributions	$(12,667)		$(14,368)		$(15,402)		$(15,401)		$(15,401)
Excess redemption price paid over carrying value of preferred shares	$—		$(4,230)		$—		$—		$—
Net income available for common shareholders	$14,739		$8,881		$16,752		$16,073		$17,747
Funds from operations (FFO) (7)	$75,769		$75,269		$78,270		$77,971		$76,659
FFO available for common shareholders (7)	$63,102		$60,901		$62,868		$62,570		$61,258
Common distributions paid	$47,343		$47,341		$44,509		$44,390		$44,111

Per Share Data (1):
Net income available for common shareholders – basic and diluted	$0.07		$0.04		$0.08		$0.08		$0.08
FFO available for common shareholders – basic (7)	$0.28		$0.27		$0.30		$0.30		$0.29
FFO available for common shareholders – diluted (1) (7)	$0.27		$0.27		$0.29		$0.29		$0.28
Common distributions paid	$0.21		$0.21		$0.21		$0.21		$0.21
FFO payout ratio	75.0%		77.7%		70.8%		70.9%		72.0%

Coverage Ratios:
EBITDA (4) / interest expense	2.7	x	2.7	x	2.7	x	2.8	x	2.9	x
EBITDA (4) / interest expense and preferred distributions	2.1	x	2.0	x	2.0	x	2.1	x	2.1	x

(1)

As of 3/31/2008, we had 15,180 preferred shares outstanding that were convertible into 29,193 common shares. See page 16 for calculations of diluted net income, FFO and weighted average common shares outstanding.

(2)	Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations less impairment writedowns, if any.
(3)	Prior periods reflect amounts previously reported and excludes retroactive adjustments for properties classified in discontinued operations in the current period.
(4)	See page 13 for calculation of EBITDA.
(5)

Property net operating income, or NOI, is defined as rental income from real estate less property operating expenses; NOI excludes income from other investments; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

(6)	NOI margin is defined as property net operating income, or NOI, as a percentage of rental income.
(7)	See page 15 for calculation of FFO and FFO available for common shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share data)

	As of March 31,	As of December 31,
	2008	2007
		(audited)
ASSETS
Real estate properties:
Land	$1,201,683	$1,189,684
Buildings and improvements	5,072,208	4,966,610
	6,273,891	6,156,294
Accumulated depreciation	(847,622)	(808,216)
	5,426,269	5,348,078
Acquired real estate leases	162,007	150,672
Cash and cash equivalents	32,065	19,879
Restricted cash	11,543	18,027
Rents receivable, net of allowance for doubtful accounts of $7,728 and $6,290, respectively	202,335	197,967
Other assets, net	125,627	124,709
Total assets	$5,959,846	$5,859,332

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$308,000	$140,000
Senior unsecured debt, net	2,240,144	2,239,784
Mortgage notes payable, net	363,555	394,376
Accounts payable and accrued expenses	81,040	89,441
Acquired real estate lease obligations	43,268	41,607
Rent collected in advance	25,507	24,779
Security deposits	16,724	16,063
Due to affiliates	11,329	10,399
Total liabilities	3,089,567	2,956,449

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value: 50,000,000 shares authorized;
Series B preferred shares; 8 3/4% cumulative redeemable at par on or after September 12, 2007; 7,000,000 shares issued and and outstanding, aggregate liquidation preference $175,000	169,079	169,079
Series C preferred shares; 7 1/8% cumulative redeemable at par on or after February 15, 2011; 6,000,000 shares issued and outstanding, aggregate liquidation preference $150,000	145,015	145,015
Series D preferred shares; 6 1/2% cumulative convertible; 15,180,000 shares issued and outstanding, aggregate liquidation preference $379,500	368,270	368,270
Common shares of beneficial interest, $0.01 par value: 350,000,000 shares authorized; 225,444,497 shares issued and outstanding	2,254	2,254
Additional paid in capital	2,923,455	2,923,455
Cumulative net income	1,855,015	1,827,609
Cumulative common distributions	(2,298,882)	(2,251,539)
Cumulative preferred distributions	(293,927)	(281,260)
Total shareholders’ equity	2,870,279	2,902,883
Total liabilities and shareholders’ equity	$5,959,846	$5,859,332

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

CONSOLIDATED STATEMENTS OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended
	3/31/2008	3/31/2007

Rental income (1)	$215,164	$204,964

Expenses:
Operating expenses	84,963	79,977
Depreciation and amortization	48,363	43,505
General and administrative	9,376	8,578
Total expenses	142,702	132,060

Operating income	72,462	72,904

Interest income	332	459
Interest expense (including amortization of debt discounts, premiums and deferred financing fees of $1,085 and $1,097, respectively)	(45,224)	(40,271)
Income from continuing operations before income tax expense	27,570	33,092
Income tax expense	(164)	—
Income from continuing operations	27,406	33,092
Income from discontinued operations	—	56
Net income	27,406	33,148
Preferred distributions	(12,667)	(15,401)
Net income available for common shareholders	$14,739	$17,747

Weighted average common shares outstanding – basic	225,444	210,609

Weighted average common shares outstanding – diluted (2)	254,637	239,802

Earnings per common share:
Income from continuing operations available for common shareholders – basic and diluted (2)	$0.07	$0.08
Income from discontinued operations – basic and diluted (2)	$—	$—
Net income available for common shareholders – basic and diluted (2)	$0.07	$0.08

Additional Data:
General and administrative expenses / rental income	4.36%	4.19%
General and administrative expenses / total assets (at end of period)	0.16%	0.15%

Non cash straight line rent adjustments (FAS 13) (1)	$1,987	$4,724
Lease value amortization (FAS 141) (1)	$(2,513)	$(2,447)
Lease termination fees included in rental income	$1,007	$325
Capitalized interest expense	$—	$226

(1)

We report rental income on a straight line basis over the terms of the respective leases; rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities.

(2)

As of 3/31/2008, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares. See page 16 for calculations of diluted net income and weighted average common shares outstanding.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

CONSOLIDATED STATEMENTS OF CASH FLOWS

(amounts in thousands)

	For the Three Months Ended
	3/31/2008	3/31/2007
Cash flows from operating activities:
Net income	$27,406	$33,148
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	39,406	35,005
Amortization of debt discounts, premiums and deferred financing fees	1,085	1,097
Amortization of acquired real estate leases	7,473	7,724
Other amortization	3,997	3,229
Change in assets and liabilities:
Decrease in restricted cash	6,484	7,400
Increase in rents receivable and other assets	(19,922)	(24,931)
Decrease in accounts payable and accrued expenses	(6,217)	(23,620)
Increase in rent collected in advance	728	3,340
Increase (decrease) in security deposits	661	(102)
Increase (decrease) in due to affiliates	930	(5,260)
Cash provided by operating activities	62,031	37,030

Cash flows from investing activities:
Real estate acquisitions and improvements	(127,168)	(84,734)
Cash used for investing activities	(127,168)	(84,734)

Cash flows from financing activities:
Proceeds from issuance of common shares, net	—	12,998
Proceeds from borrowings	188,000	120,000
Payments on borrowings	(50,664)	(18,163)
Deferred financing fees	(3)	(7)
Distributions to common shareholders	(47,343)	(44,111)
Distributions to preferred shareholders	(12,667)	(17,737)
Cash provided by financing activities	77,323	52,980

Increase in cash and cash equivalents	12,186	5,276
Cash and cash equivalents at beginning of period	19,879	17,783
Cash and cash equivalents at end of period	$32,065	$23,059

Supplemental cash flow information:
Interest paid (including capitalized interest paid of $0 and $226, respectively)	$50,973	$48,005

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

CALCULATION OF EBITDA

(amounts in thousands)

	For the Three Months Ended
	3/31/2008	3/31/2007

Net income	$27,406	$33,148
Plus: interest expense	45,224	40,271
Plus: income tax expense	164	—
Plus: depreciation and amortization	48,363	43,511
EBITDA	$121,157	$116,930

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income plus interest expense, income tax expense and depreciation and amortization.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities.  We believe EBITDA provides useful information to investors because, by excluding the effects of certain historical costs, such as interest, depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs.  EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI)

(amounts in thousands)

	For the Three Months Ended
	3/31/2008	3/31/2007

Calculation of NOI (1):
Rental income	$215,164	$204,964
Operating expenses	(84,963)	(79,977)
Property net operating income (NOI)	$130,201	$124,987

Reconciliation of NOI to Net Income Available for Common Shareholders:

Property net operating income	$130,201	$124,987
Depreciation and amortization	(48,363)	(43,505)
General and administrative	(9,376)	(8,578)
Operating income	72,462	72,904

Interest income	332	459
Interest expense	(45,224)	(40,271)
Income from continuing operations before income tax expense	27,570	33,092
Income tax expense	(164)	—
Income from continuing operations	27,406	33,092

Income from discontinued operations	—	56
Net income	27,406	33,148

Preferred distributions	(12,667)	(15,401)
Net income available for common shareholders	$14,739	$17,747

(1)  Excludes properties classified in discontinued operations.

We compute NOI as shown above.  We consider NOI to be an appropriate supplemental measure to net income available for common shareholders because it helps both investors and management to understand the operations of our properties.  We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our results of operations because it reflects only those income and expense items that are incurred at the property level.  Our management also uses NOI to evaluate individual, regional and company wide property level performance.  NOI excludes certain components from net income available for common shareholders in order to provide results that are more closely related to our properties’ results of operations.  NOI does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

	For the Three Months Ended
	3/31/2008	3/31/2007

Net income	$27,406	$33,148
Plus: depreciation and amortization	48,363	43,511
FFO	75,769	76,659
Less: preferred distributions	(12,667)	(15,401)
FFO available for common shareholders	$63,102	$61,258

Weighted average common shares outstanding – basic	225,444	210,609

Weighted average common shares outstanding – diluted (1)	254,637	239,802

FFO available for common shareholders per share – basic	$0.28	$0.29

FFO available for common shareholders per share – diluted (1)	$0.27	$0.28

(1)

At 3/31/2008, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares. See page 16 for calculations of diluted FFO available for common shareholders and weighted average common shares outstanding.

We compute FFO, FFO available for common shareholders and diluted FFO available for common shareholders as shown above.  Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition because we add loss on early extinguishment of debt unless settled in cash.  However, in the periods presented our FFO calculation matches the NAREIT definition of FFO because there is no loss on early extinguishment of debt.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense and gains or losses on sales of depreciated operating properties, FFO can facilitate a comparison of operating performances among REITs.  FFO does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  FFO is one important factor considered by our Board of Trustees in determining the amount of distributions to shareholders.  Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving credit facility and public debt covenants, the availability of debt and equity capital to us and our expectations of future capital requirements and operating performance.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

CALCULATION OF DILUTED NET INCOME, FFO AND WEIGHTED AVERAGE

COMMON SHARES OUTSTANDING

(amounts in thousands)

	For the Three Months Ended
	3/31/2008	3/31/2007

Net income available for common shareholders	$14,739	$17,747
Add – Series D convertible preferred distributions (1)	6,167	6,167
Net income available for common shareholders – diluted	$20,906	$23,914

FFO available for common shareholders (2)	$63,102	$61,258
Add – Series D convertible preferred distributions (1)	6,167	6,167
FFO available for common shareholders – diluted	$69,269	$67,425

Weighted average common shares outstanding – basic	225,444	210,609
Effect of dilutive Series D preferred shares (1)	29,193	29,193
Weighted average common shares outstanding – diluted	254,637	239,802

(1)          As of 3/31/2008, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares.

(2)          See page 15 for calculation of FFO available for common shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

SUMMARY RESULTS OF OPERATIONS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)
	3/31/2008	3/31/2007

Number of Properties:

Office	368	359
Industrial and Other	169	148
Total	537	507

CBD	52	50
Suburban	485	457
Total	537	507

Square Feet (2):

Office	36,204	34,917
Industrial and Other	29,111	25,310
Total	65,315	60,227

CBD	12,340	11,485
Suburban	52,975	48,742
Total	65,315	60,227

Percent Leased (3):

Office	89.1%	90.0%
Industrial and Other	94.8%	96.6%
Total	91.6%	92.8%

CBD	90.2%	89.8%
Suburban	91.9%	93.5%
Total	91.6%	92.8%

Rental Income (4):

Office	$179,390	$174,510
Industrial and Other	35,774	30,454
Total	$215,164	$204,964

CBD	$74,262	$70,490
Suburban	140,902	134,474
Total	$215,164	$204,964

Property Net Operating Income (NOI) (5):

Office	$104,000	$102,973
Industrial and Other	26,201	22,014
Total	$130,201	$124,987

CBD	$40,830	$39,166
Suburban	89,371	85,821
Total	$130,201	$124,987

NOI Margin (6):

Office	58.0%	59.0%
Industrial and Other	73.2%	72.3%
Total	60.5%	61.0%

CBD	55.0%	55.6%
Suburban	63.4%	63.8%
Total	60.5%	61.0%

(1)	Excludes properties classified in discontinued operations.
(2)	Prior periods exclude space remeasurements made during the current period.
(3)	Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.
(4)	Includes some triple net lease rental income.
(5)

Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

(6)	NOI margin is defined as NOI as a percentage of rental income.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

SUMMARY RESULTS OF OPERATIONS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)
	3/31/2008	3/31/2007
Number of Properties:
Metro Philadelphia, PA	21	21
Oahu, HI	57	56
Metro Washington, DC	20	20
Southern California	24	24
Metro Boston, MA	39	37
Metro Austin, TX	26	26
Other markets	350	323
Total	537	507

Square Feet (2):
Metro Philadelphia, PA	5,424	5,448
Oahu, HI	17,914	17,880
Metro Washington, DC	2,658	2,658
Southern California	1,444	1,444
Metro Boston, MA	3,100	3,027
Metro Austin, TX	2,728	2,807
Other markets	32,047	26,963
Total	65,315	60,227

Percent Leased (3):
Metro Philadelphia, PA	90.5%	88.8%
Oahu, HI	95.1%	97.3%
Metro Washington, DC	91.6%	90.8%
Southern California	95.2%	97.7%
Metro Boston, MA	87.1%	96.1%
Metro Austin, TX	89.7%	94.1%
Other markets	90.3%	90.0%
Total	91.6%	92.8%

Rental Income (4):
Metro Philadelphia, PA	$32,084	$31,046
Oahu, HI	16,863	15,353
Metro Washington, DC	20,103	19,513
Southern California	12,353	12,491
Metro Boston, MA	14,295	15,314
Metro Austin, TX	11,395	11,111
Other markets	108,071	100,136
Total	$215,164	$204,964

Property Net Operating Income (NOI) (5):
Metro Philadelphia, PA	$17,154	$15,975
Oahu, HI	13,159	12,299
Metro Washington, DC	12,201	12,329
Southern California	9,022	9,245
Metro Boston, MA	8,637	10,001
Metro Austin, TX	6,279	5,762
Other markets	63,749	59,376
Total	$130,201	$124,987

NOI Margin (6):
Metro Philadelphia, PA	53.5%	51.5%
Oahu, HI	78.0%	80.1%
Metro Washington, DC	60.7%	63.2%
Southern California	73.0%	74.0%
Metro Boston, MA	60.4%	65.3%
Metro Austin, TX	55.1%	51.9%
Other markets	59.0%	59.3%
Total	60.5%	61.0%

(1)	Excludes properties classified in discontinued operations.
(2)	Prior periods exclude space remeasurements made during the current period.
(3)	Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.
(4)	Includes some triple net lease rental income.
(5)

Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

(6)	NOI margin is defined as NOI as a percentage of rental income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

SAME PROPERTY RESULTS AND ANALYSIS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)
	3/31/2008	3/31/2007
Office:
Properties	355	355
Total sq. ft.	34,520	34,520
Percent leased (2)	88.8%	89.9%
Rental income (3)	$173,666	$174,368
Property net operating income (NOI) (4)	$99,956	$102,866
NOI % growth	-2.8%

Industrial and Other:
Properties	148	148
Total sq. ft.	25,144	25,144
Percent leased (2)	94.3%	96.7%
Rental income (3)	$31,369	$30,454
Property net operating income (NOI) (4)	$22,444	$22,014
NOI % growth	2.0%

CBD:
Properties	50	50
Total sq. ft.	11,461	11,461
Percent leased (2)	90.2%	89.8%
Rental income (3)	$71,556	$70,491
Property net operating income (NOI) (4)	$39,183	$39,166
NOI % growth	0.0%

Suburban:
Properties	453	453
Total sq. ft.	48,203	48,203
Percent leased (2)	91.4%	93.5%
Rental income (3)	$133,479	$134,331
Property net operating income (NOI) (4)	$83,217	$85,714
NOI % growth	-2.9%

Total:
Properties	503	503
Total sq. ft.	59,664	59,664
Percent leased (2)	91.1%	92.8%
Rental income (3)	$205,035	$204,822
Property net operating income (NOI) (4)	$122,400	$124,880
NOI % growth	-2.0%

(1)	Based on properties owned continuously since 1/1/2007 and excludes properties classified in discontinued operations.
(2)	Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.
(3)	Includes some triple net lease rental income.
(4)

Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

SAME PROPERTY RESULTS AND ANALYSIS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)
	3/31/2008	3/31/2007
Metro Philadelphia, PA:
Properties	21	21
Total sq. ft.	5,424	5,424
Percent leased (2)	90.5%	88.8%
Rental income (3)	$32,084	$31,046
Property net operating income (NOI) (4)	$17,154	$15,975
NOI % growth	7.4%

Oahu, HI:
Properties	56	56
Total sq. ft.	17,793	17,793
Percent leased (2)	95.6%	97.5%
Rental income (3)	$16,746	$15,353
Property net operating income (NOI) (4)	$13,217	$12,300
NOI % growth	7.5%

Metro Washington, D.C.:
Properties	20	20
Total sq. ft.	2,658	2,658
Percent leased (2)	91.6%	90.8%
Rental income (3)	$20,103	$19,513
Property net operating income (NOI) (4)	$12,201	$12,329
NOI % growth	-1.0%

Southern California:
Properties	24	24
Total sq. ft.	1,444	1,444
Percent leased (2)	95.2%	97.7%
Rental income (3)	$12,353	$12,491
Property net operating income (NOI) (4)	$9,022	$9,245
NOI % growth	-2.4%

Metro Boston, MA:
Properties	36	36
Total sq. ft.	2,739	2,739
Percent leased (2)	85.3%	95.7%
Rental income (3)	$13,211	$15,301
Property net operating income (NOI) (4)	$7,630	$9,991
NOI % growth	-23.6%

Metro Austin, TX:
Properties	26	26
Total sq. ft.	2,728	2,728
Percent leased (2)	89.7%	94.1%
Rental income (3)	$11,395	$11,111
Property net operating income (NOI) (4)	$6,279	$5,762
NOI % growth	9.0%

Other Markets:
Properties	320	320
Total sq. ft.	26,878	26,878
Percent leased (2)	88.8%	90.0%
Rental income (3)	$99,143	$100,007
Property net operating income (NOI) (4)	$56,897	$59,278
NOI % growth	-4.0%

Total:
Properties	503	503
Total sq. ft.	59,664	59,664
Percent leased (2)	91.1%	92.8%
Rental income (3)	$205,035	$204,822
Property net operating income (NOI) (4)	$122,400	$124,880
NOI % growth	-2.0%

(1)	Based on properties owned continuously since 1/1/2007 and excludes properties classified in discontinued operations.
(2)	Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.
(3)	Includes some triple net lease rental income.
(4)

Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

DEBT SUMMARY

(dollars in thousands)

	Coupon	Interest	Principal		Maturity	Due at	Years to
	Rate	Rate (1)	Balance		Date	Maturity	Maturity

Secured Fixed Rate Debt:

Secured debt Two properties in Richland, WA	8.000%	8.000%	$1,891		11/15/2008	$1,004	0.6
Secured debt One property in Buffalo, NY	5.170%	5.170%	1,317		1/1/2009	134	0.8
Secured debt See note (2)	6.814%	7.842%	237,759		1/31/2011	225,547	2.8
Secured debt One property in Bannockburn, IL	8.050%	5.240%	24,695		6/1/2012	22,719	4.2
Secured debt Two properties in Rochester, NY	6.000%	6.000%	5,189		10/11/2012	4,507	4.5
Secured debt One property in Decatur, GA	6.500%	6.500%	4,507		1/11/2013	4,137	4.8
Secured debt One property in Macon, GA	4.950%	6.280%	13,654		5/11/2014	11,930	6.1
Secured debt One property in Birmingham, AL	7.360%	5.610%	13,229		8/1/2016	9,281	8.3
Secured debt One property in Syracuse, NY	7.310%	6.030%	4,290		1/1/2022	—	13.8
Secured debt One property in Syracuse, NY	7.850%	6.030%	2,090		1/1/2022	—	13.8
Secured debt One property in North Haven, CT	6.750%	5.240%	4,950		3/1/2022	—	13.9
Secured debt One property in East Windsor, CT (3)	5.710%	5.240%	9,243		3/1/2026	—	17.9
Secured debt One property in Philadelphia, PA (4)	6.794%	7.383%	40,963		1/1/2029	2,478	20.8
Total / weighted average secured fixed rate debt	6.813%	7.289%	$363,777			$281,737	6.0

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 55 bps) (5)	3.946%	3.946%	$308,000		8/22/2010	$308,000	2.4
Senior notes due 2011 (3-MONTH LIBOR + 60 bps) (6)	5.179%	5.179%	200,000		3/16/2011	200,000	3.0
Total / weighted average unsecured floating rate debt	4.431%	4.431%	$508,000			$508,000	2.6

Unsecured Fixed Rate Debt:
Senior notes due 2010	8.875%	9.000%	$30,000		8/1/2010	$30,000	2.3
Senior notes due 2010	8.625%	8.770%	20,000		10/1/2010	20,000	2.5
Senior notes due 2012	6.950%	7.179%	200,000		4/1/2012	200,000	4.0
Senior notes due 2013	6.500%	6.693%	200,000		1/15/2013	200,000	4.8
Senior notes due 2014	5.750%	5.828%	250,000		2/15/2014	250,000	5.9
Senior notes due 2015	6.400%	6.601%	200,000		2/15/2015	200,000	6.9
Senior notes due 2015	5.750%	5.790%	250,000		11/1/2015	250,000	7.6
Senior notes due 2016	6.250%	6.470%	400,000		8/15/2016	400,000	8.4
Senior notes due 2017	6.250%	6.279%	250,000		6/15/2017	250,000	9.2
Senior notes due 2018	6.650%	6.768%	250,000		1/15/2018	250,000	9.8
Total / weighted average unsecured fixed rate debt	6.346%	6.485%	$2,050,000			$2,050,000	7.2

Total / weighted average unsecured debt	5.966%	6.077%	$2,558,000			$2,558,000	6.3

Total / weighted average debt	6.071%	6.228%	$2,921,777			$2,839,737	6.2

Summary Debt:
Total / weighted average secured fixed rate debt	6.813%	7.289%	$363,777			$281,737	6.0
Total / weighted average unsecured floating rate debt	4.431%	4.431%	508,000			508,000	2.6
Total / weighted average unsecured fixed rate debt	6.346%	6.485%	2,050,000			2,050,000	7.2
Total / weighted average debt	6.071%	6.228%	$2,921,777	(7)		$2,839,737	6.2

(1)

Includes the effect of interest rate protection, mark-to-market accounting for certain assumed mortgages, and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.

(2)	Eight properties in Austin, TX, one property in Philadelphia, PA, two properties in Los Angeles, CA and two properties in Washington, DC.
(3)	The loan becomes prepayable on 2/7/2016.
(4)	The loan becomes prepayable on 1/31/2011. On 1/31/2011, the interest rate increases to 8.794% and the loan becomes subject to accelerated amortization. We currently intend to prepay this loan in 2011.
(5)	Interest rate is weighted average based on amounts outstanding during 2008. Interest rate on amounts outstanding as of 3/31/2008 is 3.3%.
(6)	The notes became prepayable, at par, on September 16, 2006. Interest rate is weighted average based on amounts outstanding during 2008. Interest rate on amounts outstanding as of 3/31/2008 is 3.4%.
(7)	Total debt as of 3/31/2008, net of unamortized premiums and discounts, equals $2,911,699.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured	Unsecured	Unsecured		Weighted
	Fixed Rate	Floating	Fixed		Average
Year	Debt	Rate Debt	Rate Debt	Total (1)	Interest Rate
2008	$8,175	$—	$—	$8,175	6.8%
2009	7,455	—	—	7,455	6.8%
2010	7,841	308,000	50,000	365,841	4.7%
2011	229,400	200,000	—	429,400	6.1%
2012	30,566	—	200,000	230,566	7.0%
2013	7,243	—	200,000	207,243	6.5%
2014	15,027	—	250,000	265,027	5.7%
2015	3,200	—	450,000	453,200	6.0%
2016	12,490	—	400,000	412,490	6.3%
2017	3,002	—	250,000	253,002	6.3%
2018 and thereafter	39,378	—	250,000	289,378	6.7%
Total	$363,777	$508,000	$2,050,000	$2,921,777	6.1%
Percent	12.4%	17.4%	70.2%	100.0%

(1)  Total debt as of 3/31/2008, net of unamortized premiums and discounts, equals $2,911,699.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	3/31/2008		12/31/2007		9/30/2007		6/30/2007		3/31/2007
Leverage Ratios:

Total debt / total assets	48.9%		47.3%		46.1%		45.5%		44.3%
Total debt / gross book value of real estate assets (1)	44.8%		43.6%		42.7%		42.2%		41.5%
Total debt / total market capitalization	58.4%		54.4%		48.0%		46.4%		42.0%
Total debt / total book capitalization	50.4%		48.9%		47.7%		46.9%		45.6%
Secured debt / total assets	6.1%		6.7%		6.9%		7.1%		7.3%
Variable rate debt / total debt	17.4%		12.3%		8.9%		15.8%		21.8%
Variable rate debt / total assets	8.5%		5.8%		4.1%		7.2%		9.7%

Coverage Ratios:

EBITDA / interest expense	2.7	x	2.7	x	2.7	x	2.8	x	2.9	x
EBITDA / interest expense + preferred distributions	2.1	x	2.0	x	2.0	x	2.1	x	2.1	x

Public Debt Covenants (2):

Debt / adjusted total assets (maximum 60%)	43.7%		42.6%		41.7%		41.3%		40.4%
Secured debt / adjusted total assets (maximum 40%)	5.5%		6.1%		6.2%		6.5%		6.7%
Consolidated income available for debt service / debt service (minimum 1.5x)	2.6	x	2.7	x	2.8	x	2.9	x	2.9	x
Total unencumbered assets / unsecured debt (minimum 150% / 200%)	229.0%		234.9%		241.2%		244.6%		251.3%

(1)	Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations less impairment writedowns, if any.
(2)

Adjusted total assets and unencumbered assets includes original cost of real estate assets and excludes depreciation and amortization, accounts receivable and other intangible assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, and gains and losses on sales of assets, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

TENANT IMPROVEMENTS, LEASING COSTS AND CAPITAL IMPROVEMENTS

(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
Tenant improvements (TI)	$5,178	$20,714	$9,651	$16,015	$12,629
Leasing costs (LC)	3,859	3,156	6,876	7,167	4,253
Total TI and LC	9,037	23,870	16,527	23,182	16,882

Recurring building improvements (1)	1,789	5,893	3,048	3,089	1,592
Development, redevelopment and other activities (2)	3,491	6,957	5,568	15,883	7,302
Total capital improvements, including TI and LC	$14,317	$36,720	$25,143	$42,154	$25,776

Sq. ft. beginning of period	64,456	63,928	63,571	60,251	59,865
Sq. ft. end of period	65,315	64,456	63,928	63,571	60,251
Average sq. ft. during period	64,886	64,192	63,750	61,911	60,058

Recurring building improvements per average sq. ft. during period	$0.03	$0.09	$0.05	$0.05	$0.03

(1)	Building improvements generally include recurring expenditures that we believe are necessary to maintain the value of our properties.
(2)	Development, redevelopment and other activities generally include non-recurring expenditures or expenditures that we believe increase the value of our existing properties.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

2008 ACQUISITIONS AND DISPOSITIONS INFORMATION

(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Acquisitions:

								Weighted
								Average
						Purchase		Remaining
Date		Office/	Number of		Purchase	Price (1)/	Cap	Lease	Percent
Acquired	Location	Industrial/Other	Properties	Sq. Ft.	Price (1)	Sq. Ft.	Rate (2)	Term (3)	Leased (4)	Major Tenant
Feb-08	Cleveland, OH	Office	2	878	$123,700	$140.89	9.0%	8.2	90.7%	Jones Day
	Total / Weighted Average		2	878	$123,700	$140.89	9.0%	8.2	90.7%

Dispositions:

Sale Price
								Original	Multiple
						Original	Sale	Purchase	of Original	Book
Date		Office/	Number of		Sale	Purchase	Price (1)/	Price (1)/	Purchase	Gain (Loss)
Sold	Location	Industrial/Other	Properties	Sq. Ft.	Price (1)	Price (1)	Sq. Ft.	Sq. Ft.	Price	on Sale

There were no dispositions during the three months ended March 31, 2008.

(1)    Represents the gross contract purchase or sale price and excludes closing costs and purchase price allocations.

(2)    Represents the ratio of the estimated current GAAP based annual rental income less property operating expenses to the Purchase Price on the date of acquisition.

(3)    Average remaining lease term based on rental income as of the date acquired.

(4)    Percent leased as of the date acquired.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

2008 FINANCING ACTIVITIES

(amounts in thousands)

For the Three Months Ended
3/31/2008
Debt Transactions (1):
New debt raised	$—
New debt assumed as part of acquisitions	$—
Total new debt	—

Debt retired	$(28,600)
Net debt	$(28,600)

Equity Transactions:
New common shares issued	—
New common equity raised, net	$—

New preferred shares issued	—
New preferred equity raised, net	$—
Total new equity	$—

Preferred equity retired	$—
Net equity	$—

(1)      Excludes drawings and repayments on our revolving credit facility.

PORTFOLIO AND LEASING INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (SQUARE FEET)

(sq. ft. in thousands)

	Metro		Metro	Southern	Metro	Metro	Other
	Philadelphia, PA	Oahu, HI	Washington, DC	California	Boston, MA	Austin, TX	Markets	Total
Square Feet:
Office	5,424	—	2,658	1,444	3,100	1,492	22,086	36,204
Industrial and Other	—	17,914	—	—	—	1,236	9,961	29,111
Total	5,424	17,914	2,658	1,444	3,100	2,728	32,047	65,315

CBD	4,570	158	892	331	523	185	5,681	12,340
Suburban	854	17,756	1,766	1,113	2,577	2,543	26,366	52,975
Total	5,424	17,914	2,658	1,444	3,100	2,728	32,047	65,315

U.S. Government and other government tenants (1)	11	—	1,230	509	211	15	3,516	5,492
Medical related tenants (1)	1,125	—	359	573	1,366	360	3,490	7,273
Land leases (1)	—	16,636	—	—	—	—	—	16,636
Other investment grade tenants (1)(2)	1,833	2	58	77	312	216	7,337	9,835
Other tenants (1)	1,940	402	788	216	810	1,857	14,594	20,607
Vacant	515	874	223	69	401	280	3,110	5,472
Total	5,424	17,914	2,658	1,444	3,100	2,728	32,047	65,315

Percent by Major Market:
Office	15%	0%	7%	4%	9%	4%	61%	100%
Industrial and Other	0%	62%	0%	0%	0%	4%	34%	100%
Total	9%	27%	4%	2%	5%	4%	49%	100%

CBD	37%	1%	7%	3%	4%	2%	46%	100%
Suburban	2%	33%	3%	2%	5%	5%	50%	100%
Total	9%	27%	4%	2%	5%	4%	49%	100%

U.S. Government and other government tenants	0%	0%	22%	9%	4%	0%	65%	100%
Medical related tenants	15%	0%	5%	8%	19%	5%	48%	100%
Land leases	0%	100%	0%	0%	0%	0%	0%	100%
Other investment grade tenants (2)	19%	0%	1%	1%	3%	2%	74%	100%
Other tenants	9%	2%	4%	1%	4%	9%	71%	100%
Vacant	9%	16%	4%	1%	7%	5%	58%	100%
Total	9%	27%	4%	2%	5%	4%	49%	100%

Percent by Property Type and Tenant:
Office	100%	0%	100%	100%	100%	55%	69%	55%
Industrial and Other	0%	100%	0%	0%	0%	45%	31%	45%
Total	100%	100%	100%	100%	100%	100%	100%	100%

CBD	84%	1%	34%	23%	17%	7%	18%	19%
Suburban	16%	99%	66%	77%	83%	93%	82%	81%
Total	100%	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	0%	46%	35%	7%	1%	11%	8%
Medical related tenants	21%	0%	14%	40%	44%	13%	11%	11%
Land leases	0%	93%	0%	0%	0%	0%	0%	26%
Other investment grade tenants (2)	34%	0%	2%	5%	10%	8%	23%	15%
Other tenants	35%	2%	30%	15%	26%	68%	45%	32%
Vacant	10%	5%	8%	5%	13%	10%	10%	8%
Total	100%	100%	100%	100%	100%	100%	100%	100%

(1)  Sq. ft. is pursuant to signed leases as of 3/31/2008, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(2)  Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (ANNUALIZED RENTAL INCOME)

(dollars in thousands)

	Metro		Metro	Southern	Metro	Metro	Other
	Philadelphia, PA	Oahu, HI	Washington, DC	California	Boston, MA	Austin, TX	Markets	Total
Annualized Rental Income (1):
Office	$126,585	$—	$80,876	$50,771	$60,751	$31,880	$386,200	$737,063
Industrial and Other	—	66,745	—	—	—	13,159	63,036	142,940
Total	$126,585	$66,745	$80,876	$50,771	$60,751	$45,039	$449,236	$880,003

CBD	$114,422	$1,255	$37,404	$22,081	$20,144	$5,201	$108,348	$308,855
Suburban	12,163	65,490	43,472	28,690	40,607	39,838	340,888	571,148
Total	$126,585	$66,745	$80,876	$50,771	$60,751	$45,039	$449,236	$880,003

U.S. Government and other government tenants	$249	$—	$39,847	$10,902	$5,308	$250	$64,766	$121,322
Medical related tenants	23,861	—	13,797	32,853	29,324	9,838	61,440	171,113
Land leases	—	60,453	—	—	—	—	—	60,453
Other investment grade tenants (2)	51,273	258	2,057	1,946	7,476	3,366	123,410	189,786
Other tenants	51,202	6,034	25,175	5,070	18,643	31,585	199,620	337,329
Total	$126,585	$66,745	$80,876	$50,771	$60,751	$45,039	$449,236	$880,003

Percent by Major Market:
Office	17%	0%	11%	7%	8%	4%	53%	100%
Industrial and Other	0%	47%	0%	0%	0%	9%	44%	100%
Total	14%	8%	9%	6%	7%	5%	51%	100%

CBD	37%	0%	12%	7%	7%	2%	35%	100%
Suburban	2%	11%	8%	5%	7%	7%	60%	100%
Total	14%	8%	9%	6%	7%	5%	51%	100%

U.S. Government and other government tenants	0%	0%	33%	9%	4%	0%	54%	100%
Medical related tenants	14%	0%	8%	19%	17%	6%	36%	100%
Land leases	0%	100%	0%	0%	0%	0%	0%	100%
Other investment grade tenants (2)	27%	0%	1%	1%	4%	2%	65%	100%
Other tenants	15%	2%	7%	2%	6%	9%	59%	100%
Total	14%	8%	9%	6%	7%	5%	51%	100%

Percent by Property Type and Tenant:
Office	100%	0%	100%	100%	100%	71%	86%	84%
Industrial and Other	0%	100%	0%	0%	0%	29%	14%	16%
Total	100%	100%	100%	100%	100%	100%	100%	100%

CBD	90%	2%	46%	43%	33%	12%	24%	35%
Suburban	10%	98%	54%	57%	67%	88%	76%	65%
Total	100%	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	0%	49%	21%	9%	1%	15%	14%
Medical related tenants	19%	0%	17%	65%	48%	22%	14%	19%
Land leases	0%	91%	0%	0%	0%	0%	0%	7%
Other investment grade tenants (2)	41%	0%	3%	4%	12%	7%	27%	22%
Other tenants	40%	9%	31%	10%	31%	70%	44%	38%
Total	100%	100%	100%	100%	100%	100%	100%	100%

(1)  Annualized rental income is rents pursuant to signed leases as of 3/31/2008, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(2)  Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

SUMMARY OF PROPERTIES BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of 3/31/2008			Annualized	% of Annualized
Market	Properties	Sq. Ft.	% Sq. Ft.	Rental Income (1)	Rental Income (1)
Metro Philadelphia, PA	21	5,424	8.3%	$126,585	14.4%
Oahu, HI	57	17,914	27.4%	66,745	7.6%
Metro Washington, DC	20	2,658	4.1%	80,876	9.2%
Southern California	24	1,444	2.2%	50,771	5.8%
Metro Boston, MA	39	3,100	4.7%	60,751	6.9%
Metro Austin, TX	26	2,728	4.2%	45,039	5.1%
Other markets	350	32,047	49.1%	449,236	51.0%
Total	537	65,315	100.0%	$880,003	100.0%

	Percent NOI For the Three Months Ended (2)
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
Metro Philadelphia, PA	13.2%	12.4%	12.8%	12.7%	12.8%
Oahu, HI	10.1%	9.6%	10.1%	9.9%	9.8%
Metro Washington, DC	9.4%	9.6%	9.5%	9.6%	9.9%
Southern California	6.9%	6.7%	6.9%	7.0%	7.4%
Metro Boston, MA	6.6%	8.6%	8.3%	8.3%	8.0%
Metro Austin, TX	4.8%	4.2%	4.5%	4.0%	4.6%
Other markets	49.0%	48.9%	47.9%	48.5%	47.5%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Annualized rental income is rents pursuant to signed leases as of 3/31/2008, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.
(2)

NOI, or property net operating income, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders. Prior periods reflect amounts previously reported and excludes retroactive adjustments for properties reclassified in discontinued operations in the current period.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended (1)
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
Properties	537	535	530	524	508
Total sq. ft. (2)	65,315	64,456	63,928	63,571	60,251
Percentage leased	91.6%	92.9%	92.8%	92.9%	92.8%

Leasing Activity (sq. ft.):
New leases	273	405	248	814	410
Renewals	553	833	1,235	1,107	654
Total	826	1,238	1,483	1,921	1,064

% Change in GAAP Rent (3):
New leases	2%	12%	26%	8%	-1%
Renewals	3%	2%	6%	0%	3%
Weighted average	2%	5%	9%	3%	1%

Capital Commitments (4):
New leases	$6,325	$6,583	$3,420	$24,074	$13,158
Renewals	3,091	4,969	14,204	10,936	5,184
Total	$9,416	$11,552	$17,624	$35,010	$18,342

Capital Commitments per Sq. Ft. (4):
New leases	$23.17	$16.25	$13.79	$29.57	$32.09
Renewals	$5.59	$5.97	$11.50	$9.88	$7.93
Total	$11.40	$9.33	$11.88	$18.22	$17.24

Weighted Average Lease Term by Sq. Ft. (years):
New leases	6.0	6.3	5.0	8.2	8.6
Renewals	5.4	5.3	8.3	7.7	5.8
Total	5.6	5.6	7.7	7.9	6.7

Capital Commitments per Sq. Ft. per Year:
New leases	$3.86	$2.58	$2.76	$3.61	$3.73
Renewals	$1.04	$1.13	$1.39	$1.28	$1.37
Total	$2.04	$1.67	$1.54	$2.31	$2.57

(1)     Results exclude properties classified in discontinued operations.

(2)     Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for new tenants.

(3)     Percent difference in prior rents charged for same space.  Rents include expense reimbursements and exclude lease value amortization.

(4)     Represents commitments to tenant improvements (TI) and leasing costs (LC).

The above leasing summary is based on leases executed during the periods indicated.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET (3 MONTHS ENDED 3/31/2008)

(dollars and sq. ft. in thousands)

	Sq. Ft. Leases Executed During
	Three Months Ended 3/31/2008
	Total Sq. Ft.
	As of
Property Type/Market	3/31/2008	New	Renewals	Total
Office	36,204	252	328	580
Industrial and Other	29,111	21	225	246
Total	65,315	273	553	826

CBD	12,340	84	125	209
Suburban	52,975	189	428	617
Total	65,315	273	553	826

Metro Philadelphia, PA	5,424	48	17	65
Oahu, HI	17,914	6	—	6
Metro Washington, DC	2,658	10	1	11
Southern California	1,444	31	64	95
Metro Boston, MA	3,100	4	3	7
Metro Austin, TX	2,728	26	4	30
Other markets	32,047	148	464	612
Total	65,315	273	553	826

	Sq. Ft. Leased
	As of	12/31/2007		New and	Acquisitions /	As of	3/31/2008
	12/31/2007	% Leased (1)	Expired	Renewals	(Sales)	3/31/2008	% Leased
Office	31,824	90.0%	(943)	580	797	32,258	89.1%
Industrial and Other	28,073	96.4%	(734)	246	—	27,585	94.8%
Total	59,897	92.9%	(1,677)	826	797	59,843	91.6%

CBD	10,359	90.2%	(230)	209	797	11,135	90.2%
Suburban	49,538	93.5%	(1,447)	617	—	48,708	91.9%
Total	59,897	92.9%	(1,677)	826	797	59,843	91.6%

Metro Philadelphia, PA	4,898	90.0%	(54)	65	—	4,909	90.5%
Oahu, HI	17,453	97.4%	(419)	6	—	17,040	95.1%
Metro Washington, DC	2,427	91.3%	(3)	11	—	2,435	91.6%
Southern California	1,354	93.8%	(74)	95	—	1,375	95.2%
Metro Boston, MA	2,990	96.5%	(298)	7	—	2,699	87.1%
Metro Austin, TX	2,463	90.3%	(45)	30	—	2,448	89.7%
Other markets	28,312	90.8%	(784)	612	797	28,937	90.3%
Total	59,897	92.9%	(1,677)	826	797	59,843	91.6%

(1)  Based on total sq. ft. as of December 31, 2007; excludes acquisitions and effects of space remeasurements during the period.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

TENANTS REPRESENTING 1% OR MORE OF TOTAL RENT

(sq. ft. in thousands)

		% of Total	% of Rental
Tenant	Sq. Ft. (1)	Sq. Ft. (1)	Income (2)	Expiration
1 U.S. Government	4,820	8.1%	12.5%	2008 to 2020
2 GlaxoSmithKline plc	608	1.0%	1.7%	2013
3 PNC Financial Services Group	460	0.8%	1.3%	2011, 2021
4 Jones Day (law firm)	407	0.7%	1.3%	2012, 2019
5 Flextronics International Ltd.	894	1.5%	1.2%	2014
6 The Scripps Research Institute	164	0.3%	1.0%	2019
7 JDA Software Group, Inc.	283	0.5%	1.0%	2012
Total	7,636	12.9%	20.0%

(1)	Sq. ft. is pursuant to signed leases as of 3/31/2008, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.
(2)	Rental income is rents pursuant to signed leases as of 3/31/2008, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

THREE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	Total as of 3/31/2008	2008	2009	2010	2011 and Thereafter

Office:
Total sq. ft.	36,204
Leased sq. ft. (1)	32,258	2,811	2,814	3,675	22,958
Percent	100.0%	8.7%	8.7%	11.4%	71.2%
Annualized rental income (2)	$737,063	$63,064	$62,932	$81,670	$529,397
Percent	100.0%	8.6%	8.5%	11.1%	71.8%

Industrial and Other:
Total sq. ft.	29,111
Leased sq. ft. (1)	27,585	939	995	2,796	22,855
Percent	100.0%	3.4%	3.6%	10.1%	82.9%
Annualized rental income (2)	$142,940	$6,475	$6,396	$19,777	$110,292
Percent	100.0%	4.5%	4.5%	13.8%	77.2%

CBD:
Total sq. ft.	12,340
Leased sq. ft. (1)	11,135	966	759	854	8,556
Percent	100.0%	8.7%	6.8%	7.7%	76.8%
Annualized rental income (2)	$308,855	$23,884	$23,325	$25,778	$235,868
Percent	100.0%	7.7%	7.6%	8.3%	76.4%

Suburban:
Total sq. ft.	52,975
Leased sq. ft. (1)	48,708	2,784	3,050	5,617	37,257
Percent	100.0%	5.7%	6.3%	11.5%	76.5%
Annualized rental income (2)	$571,148	$45,655	$46,003	$75,669	$403,821
Percent	100.0%	8.0%	8.1%	13.2%	70.7%

Total:
Total sq. ft.	65,315
Leased sq. ft. (1)	59,843	3,750	3,809	6,471	45,813
Percent	100.0%	6.3%	6.4%	10.8%	76.5%
Annualized rental income (2)	$880,003	$69,539	$69,328	$101,447	$639,689
Percent	100.0%	7.9%	7.9%	11.5%	72.7%

(1)	Sq. ft. is pursuant to signed leases as of 3/31/2008, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.
(2)	Annualized rental income is rents pursuant to signed leases as of 3/31/2008, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

THREE YEAR LEASE EXPIRATION SCHEDULE BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	Total as of 3/31/2008	2008	2009	2010	2011 and Thereafter
Metro Philadelphia, PA:
Total sq. ft.	5,424
Leased sq. ft. (1)	4,909	430	277	338	3,864
Percent	100.0%	8.8%	5.6%	6.9%	78.7%
Annualized rental income (2)	$126,585	$10,339	$6,159	$8,228	$101,859
Percent	100.0%	8.2%	4.9%	6.5%	80.4%
Oahu, HI:
Total sq. ft.	17,914
Leased sq. ft. (1)	17,040	516	264	312	15,948
Percent	100.0%	3.0%	1.5%	1.8%	93.7%
Annualized rental income (2)	$66,745	$3,148	$1,127	$1,666	$60,804
Percent	100.0%	4.7%	1.7%	2.5%	91.1%
Metro Washington, DC:
Total sq. ft.	2,658
Leased sq. ft. (1)	2,435	62	144	242	1,987
Percent	100.0%	2.5%	5.9%	9.9%	81.7%
Annualized rental income (2)	$80,876	$2,146	$5,497	$8,376	$64,857
Percent	100.0%	2.7%	6.8%	10.4%	80.1%
Southern California:
Total sq. ft.	1,444
Leased sq. ft. (1)	1,375	223	166	119	867
Percent	100.0%	16.2%	12.1%	8.7%	63.0%
Annualized rental income (2)	$50,771	$5,706	$6,854	$5,440	$32,771
Percent	100.0%	11.2%	13.5%	10.7%	64.6%
Metro Boston, MA:
Total sq. ft.	3,100
Leased sq. ft. (1)	2,699	107	32	83	2,477
Percent	100.0%	4.0%	1.2%	3.1%	91.7%
Annualized rental income (2)	$60,751	$3,097	$1,023	$2,575	$54,056
Percent	100.0%	5.1%	1.7%	4.2%	89.0%
Metro Austin, TX:
Total sq. ft.	2,728
Leased sq. ft. (1)	2,448	127	151	493	1,677
Percent	100.0%	5.2%	6.2%	20.1%	68.5%
Annualized rental income (2)	$45,039	$2,893	$2,966	$9,577	$29,603
Percent	100.0%	6.4%	6.6%	21.3%	65.7%
Other markets:
Total sq. ft.	32,047
Leased sq. ft. (1)	28,937	2,285	2,775	4,884	18,993
Percent	100.0%	7.9%	9.6%	16.9%	65.6%
Annualized rental income (2)	$449,236	$42,210	$45,702	$65,585	$295,739
Percent	100.0%	9.4%	10.2%	14.6%	65.8%
Total:
Total sq. ft.	65,315
Leased sq. ft. (1)	59,843	3,750	3,809	6,471	45,813
Percent	100.0%	6.3%	6.4%	10.8%	76.5%
Annualized rental income (2)	$880,003	$69,539	$69,328	$101,447	$639,689
Percent	100.0%	7.9%	7.9%	11.5%	72.7%

(1)	Sq. ft. is pursuant to signed leases as of 3/31/2008, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.
(2)	Annualized rental income is rents pursuant to signed leases as of 3/31/2008, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

PORTFOLIO LEASE EXPIRATION SCHEDULE

(dollars and sq. ft. in thousands)

						Cumulative %
	Sq. Ft. Expiring (1)	% of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annualized Rental Income Expiring (2)	% of Annualized Rental Income Expiring	of Annualized Rental Income Expiring
2008	3,750	6.3%	6.3%	$69,539	7.9%	7.9%
2009	3,809	6.4%	12.7%	69,328	7.9%	15.8%
2010	6,471	10.8%	23.5%	101,447	11.5%	27.3%
2011	5,599	9.4%	32.9%	97,868	11.1%	38.4%
2012	5,418	9.0%	41.9%	107,925	12.3%	50.7%
2013	4,133	6.9%	48.8%	66,866	7.6%	58.3%
2014	2,915	4.9%	53.7%	51,437	5.8%	64.1%
2015	3,507	5.9%	59.6%	63,062	7.2%	71.3%
2016	2,965	4.9%	64.5%	48,285	5.5%	76.8%
2017	1,846	3.1%	67.6%	37,147	4.2%	81.0%
2018 and thereafter	19,430	32.4%	100.0%	167,099	19.0%	100.0%
Total	59,843	100.0%		$880,003	100.0%

Weighted average remaining lease term (in years)	8.7			6.3

(1)	Sq. ft. is pursuant to signed leases as of 3/31/2008, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.
(2)	Annualized rental income is rents pursuant to signed leases as of 3/31/2008, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.